UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2026

HNO INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-56568	20-2781289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41558 Eastman Drive, Suite B Murrieta, CA	92562
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (951) 305-8872

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

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Item 4.01 Changes in Registrant's Certifying Accountant

Dismissal of Barton CPA, PLLC

On April 13, 2026, HNO International Inc., a Nevada corporation (the “Company”), dismissed Barton CPA, PLLC (“Barton”) as its independent accountant to audit the Company’s financial statements. The reports of Barton on the Company’s financial statements for each of the fiscal years ended October 31, 2025 and 2024 did not contain an adverse opinion or a disclaimer of opinion, but were modified to include an explanatory paragraph relating to substantial doubt about the Company’s ability to continue as a going concern.

During the two most recent fiscal years and any subsequent interim period preceding Barton’s dismissal, there were no disagreements with Barton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Barton, would have caused Barton to make reference to the subject matter of the disagreement in connection with its report on the Company’s financial statements.

The Company provided Barton with a copy of this Current Report on Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (“SEC”) and requested that Barton furnish the Company with a letter addressed to the SEC stating whether or not Barton agrees with the statements made in this Item 4.01 and, if not, stating the respects in which it does not agree. A copy of Barton’s letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Appointment of Green Growth CPAs

On April 10, 2026, the Company’s Board of Directors approved the engagement of Green Growth CPAs, an independent registered public accounting firm, as the Company’s new independent accountant to audit the Company’s financial statements and to perform reviews of interim financial statements. During the fiscal years ended October 31, 2025 and 2024 and through the date of this report, neither the Company, nor anyone on its behalf, consulted Green Growth CPAs regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the financial statements of the Company, and no written report or oral advice was provided to the Company by Green Growth CPAs that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

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Item 9.01 Financial Statements and Exhibits

Exhibit No.	Document
16.1	Letter from Barton CPA, PLLC dated April 16, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HNO International, Inc. (Registrant)
Date: April 16, 2026	By: /s/ Donald Owens Donald Owens Chief Executive Officer

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